Trade and other receivables (Tables)	9 Months Ended
Sep. 30, 2023
Trade and other receivables
Trade and other receivables

	September 30,	December 31,
	2023	2022
	$’000	$’000

Current
Trade receivables	196,881	236,390
Less: impairment provisions	(19,767)	(25,365)
Net trade receivables*	177,114	211,025
Other receivables**	386,305	387,019
Prepaid land rent	1,108	1,030
Other prepaid expenses	23,116	26,820
Advance payments	27,663	22,076
Withholding tax	1,133	1,201
VAT receivables	12,806	14,296
	629,245	663,467
Non‑current
Accrued income and lease incentive	62,989	35,321
Other tax receivables	7,021	5,945
Payment in advance for property, plant and equipment	77,781	83,118
Contingent consideration receivable	6,181	5,963
	153,972	130,347

*The fair value is equal to their carrying amount.

**Included in other receivables are margins on non-deliverable forward contracts and short-term fixed deposits which are not classified as cash and cash equivalents as it exceeds the three-month maturity period.